SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    May 6, 2009

ALLEGIANT PROFESSIONAL BUSINESS SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-135805	20-3336498
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

771 East Route 70
Suite D-100
Marlton, New Jersey 08053
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(954) 458-1145
 (ISSUER TELEPHONE NUMBER)

1590 South Lewis
Anaheim, CA  92805
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On April 1, 2009, the Company’s Board of Directors approved a change in the Company’s fiscal year from September 30 to December 31. This change is effective for the 2009 fiscal year, which would have otherwise ended September 30, 2009 and will now end on December 31, 2008. The Company will file a transitional annual report on Form 10-K for the three month period ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiant Professional Business Services, Inc.

By:	/s/ David Goldberg
David Goldberg, President

Dated: May 6, 2009